Goodwill And Other Intangible Assets (Summary Of Changes In Carrying Amount Of Goodwill, Net Of Adjustments For Discontinued Operations) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Sep. 30, 2013	Jun. 30, 2013	Jun. 30, 2012
Goodwill [Roll Forward]
Beginning Balance	$ 3,081	$ 3,039	$ 2,933
Goodwill Acquired, Net of Purchase Price Adjustments	0	41	116
Foreign Currency Translation Adjustments	2	1	(10)
Ending Balance	$ 3,083	$ 3,081	$ 3,039